CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 6, 1997 for Hub Partnerships and Hub Group, Inc. included into Hub Group, Inc.'s previously filed Form 10-K.


                                             /s/ Arthur Andersen LLP
                                             -------------------------
                                              Arthur Andersen LLP


Chicago, Illinois
March 17, 1998